UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 2, 2008
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Maguire Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure.
Item 8.01	Other Events.
Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1 Press release dated September 2, 2008

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On September 2, 2008, Maguire Properties, Inc. (the “Company”) issued a press release announcing that it has completed the disposition of its property located in Central Orange County, California commonly known as City Plaza, a copy of which is furnished as Exhibit 99.1 herewith.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 8 – Other Events

Item 8.01 Other Events.

On September 2, 2008, the Company announced that it has completed the disposition of its property located in Central Orange County, California commonly known as City Plaza.  The disposition consisted of (1) conveyance of the property to a third party (including the release of existing loan reserves to the third party), and (2) an approximate $1 million cash payment by the Company (which is offset by the release of the Company from an approximate $1 million future obligation).  The disposition resulted in no net proceeds to the Company, and the Company has no further obligations with respect to the property-level debt.

The carrying amount of City Plaza was based on an allocation of the $2.875 billion purchase price paid for the acquisition of 24 office properties and 11 development sites from Blackstone Real Estate Advisors in April 2007.  This allocation was determined using management’s best estimate of the fair value of these properties during 2007.  For the three months ending September 30, 2008, the Company will record a non-cash impairment charge related to the disposition of City Plaza.  This impairment charge is expected to range from approximately $21 million to $22 million.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired: None.

(b)           Pro forma financial information: None.

(c)           Shell company transactions: None.

(d)           Exhibits:

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1**	Press release dated September 2, 2008 regarding disposition of City Plaza
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**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGUIRE PROPERTIES, INC.
Registrant

/s/	NELSON C. RISING
Nelson C. Rising
President and Chief Executive Officer

Dated:     September 2, 2008